EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Monster Beverage Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2024 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Rodney C. Sacks, Chairman of the Board of Directors and Co-Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 7, 2024	/s/ Rodney C. Sacks
Rodney C. Sacks
Chairman of the Board of Directors
and Co-Chief Executive Officer